UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 8, 2024

Commission File Number	Exact Name of Registrant as Specified in Charter; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices, and Zip Code; and Telephone Number, Including Area Code)		IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION		86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix Arizona	85072-3999
(602) 250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct the Current Report on Form 8-K (the “Original Report”) filed by Pinnacle West Capital Corporation on November 8, 2024, which inadvertently omitted a conformed signature on the signature page. The sole purpose of this Amendment is to add a conformed signature on the signature page. No other changes have been made to the Original Report.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 8, 2024, Pinnacle West Capital Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with BofA Securities, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers (each, a “Manager” and, collectively, the “Managers”), Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, MUFG Securities EMEA plc, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association or one or more of their respective affiliates, as forward purchasers (in such capacity, each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”), and BofA Securities, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (in such capacity, each, a “Forward Seller” and, collectively, the “Forward Sellers”), relating to the offer and sale from time to time of shares of the Company’s common stock, no par value, having an aggregate gross sales price of up to $900,000,000 (the “Shares”).

Sales of the Shares made under the Equity Distribution Agreement, if any, may be made by any method permitted by applicable law and deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange or through a market maker or directly on or through an electronic communications network, at market prices prevailing at the time of sale or at prices related to prevailing market prices. In addition, the Shares may be offered and sold by such other methods, including privately negotiated transactions (including block transactions), as the Company and the Managers or the Forward Sellers agree to in writing. The Company may also sell Shares to one or more of the Managers, as principal for their own accounts, at a price to be agreed upon at the time of sale. Each Manager will receive from the Company a commission of up to 1% of the aggregate gross sales price per share for any Shares sold by it under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares by the Company to or through the Managers, the Company may also enter into one or more forward sale agreements pursuant to master forward confirmations entered into between the Company and the relevant Forward Purchaser, a form of which is attached to the Equity Distribution Agreement as Exhibit C thereto (each, a “Master Forward Confirmation”), and related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser pursuant thereto (collectively, a “Forward Sale Agreement”). In connection with any Forward Sale Agreement, the relevant Forward Purchaser will borrow from third parties and, through its affiliated Forward Seller, sell, a number of Shares equal to the number of Shares underlying the particular Forward Sale Agreement. In connection with any Forward Sale Agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price under the related Forward Sale Agreement, a commission of up to 1% of the gross sales prices of all borrowed shares of the Company’s common stock sold during the applicable forward hedge selling period by it as Forward Seller.

In no event will the aggregate number of Shares sold through the Managers or the Forward Sellers under the Equity Distribution Agreement and under any Forward Sale Agreement have an aggregate gross sales price in excess of $900,000,000. The Company has no obligation to offer or sell any Shares under the Equity Distribution Agreement and may at any time suspend offers and sales under the Equity Distribution Agreement. The offer and sale of Shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (1) the sale of all Shares subject to the Equity Distribution Agreement or (2) the termination of the Equity Distribution Agreement by the Company or by the Managers, the Forward Purchasers and the Forward Sellers.

The net proceeds that the Company receives from the sales of Shares under the Equity Distribution Agreement from the Managers will be the gross proceeds received from such sales less the commissions and less any other costs the Company may incur in issuing and/or selling Shares. The Managers and the Forward Sellers are not required to sell any specific number or dollar amount of the Shares. Subject to the terms and conditions of the Equity Distribution Agreement, each of the Managers and the Forward Sellers will use commercially reasonable efforts to sell on the Company’s behalf any Shares as instructed by the Company. The Company will not initially receive any proceeds from the sale of borrowed shares of its common stock by the Forward Sellers. The Company expects to fully physically settle each particular Forward Sale Agreement (by delivery of Shares) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular Forward Sale Agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular Forward Sale Agreement multiplied by the relevant forward sale price. If the Company elects to cash settle or net share settle a Forward Sale Agreement, it may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.

The Equity Distribution Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Managers, the Forward Purchasers and the Forward Sellers have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Company intends to use the net proceeds from any sale of the Shares, after deducting the Managers’ commission and the Company’s offering expenses, and the net proceeds payable upon settlement of any Forward Sale Agreement, in each case, for investment in Arizona Public Service Company (“APS”) to fund capital expenditures, for the repayment of all or a portion of the Company’s or APS’s commercial paper outstanding from time to time or for general corporate purposes.

The offer and sale of the Shares have been registered under the Securities Act pursuant to a Registration Statement on Form S-3 (Registration No. 333-277448) of the Company, as supplemented by the Prospectus Supplement, dated November 8, 2024, relating to the Shares.

The summary of the Equity Distribution Agreement set forth in this Item 1.01 does not purport to be complete and is qualified by reference to such agreement, including the form of Master Forward Confirmation attached as Exhibit C thereto, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
1.1	Equity Distribution Agreement, dated November 8, 2024, among Pinnacle West Capital Corporation and BofA Securities, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers, Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, MUFG Securities EMEA plc, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association or one or more of their respective affiliates, as forward purchasers, and BofA Securities, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers.

5.1	Opinion of Snell & Wilmer L.L.P.

23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION

Date: November 8, 2024	By:	/s/ Andrew Cooper
Andrew Cooper
Senior Vice President and Chief Financial Officer